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                                                                 EXHIBIT 10.6(b)


                                 FIRST AMENDMENT
                                 LEASE AGREEMENT
                                     BETWEEN


                            P & T PROPERTIES, L.L.C.
                                     LESSOR

                                       AND


                        DIRECT SALES INTERNATIONAL, L.P.
                                     LESSEE

                       FOR OFFICE SPACE AT HERITAGE PLAZA
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State of Georgia
County of Cobb

            Whereas Lessor and Lessee entered into that certain lease dated October 1, 1996 and whereas the parties wish to amend the lease as follows:

            PREMISES shall be changed by deleting 19,564 square feet and in its place inserting 16,744 square feet

            RENT shall be changed by deleting Twenty-two Thousand, Eight Hundred Twenty-four and 67/100 dollars ($22,824.67) and inserting Nineteen Thousand, Five Hundred, Thirty-four and 67/100 Dollars ($19,534.67)

            COMMENCEMENT        The rental and the space change shall be
                                effective January 1, 1999.

            TERM Unless sooner terminated as provided in the Lease, the Term shall expire on April 1, 2004.

All other provisions of the lease are reconfirmed this 1st day of January, 1999.

                                "LESSOR"    P & T Properties, L.L.C.

                                            By: /s/ Richard L. Prochnow
                                               -------------------------
                                                  Richard L. Prochnow

                                            Title:      Manager
                                                  ------------------------------

                                "LESSEE"    Direct Sales International, L.P.

                                            By: Richard L. Prochnow
                                               -------------------------
                                                  Richard L. Prochnow

                                            Title: President of Direct Sales
                                                  --------------------------
                                            International, Inc., the General
                                            --------------------------------
                                            Partner
                                            -------